UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05407

                             TRUST FOR CREDIT UNIONS
               (Exact name of registrant as specified in charter)

                               4400 Computer Drive
                              WESTBOROUGH, MA 01581
               (Address of principal executive offices) (Zip code)

                                               Copies to:
                                               Mary Jo. Reilly, Esq.
Jay Johnson                                    Drinker Biddle & Reath LLP
Callahan Financial Services, Inc.              One Logan Square
1001 Connecticut Avenue NW, Suite 1001         18th and Cherry Streets
WASHINGTON, DC 20036                           PHILADELPHIA, PA  19103
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 342-5828

                       Date of fiscal year end: AUGUST 31

                   Date of reporting period: FEBRUARY 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                      TRUST
                               FOR Credit Unions

                             MONEY MARKET PORTFOLIO
                    ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                            SHORT DURATION PORTFOLIO

                               SEMI-ANNUAL REPORT
                                FEBRUARY 28, 2009

     The reports concerning the Trust for Credit Unions ("TCU" or the "Trust") Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

     TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling I-800-SEC-0330.

AN INVESTMENT IN THE TCU MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios' net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios' units. The Portfolios' investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     THIS MATERIAL IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD CONSIDER A PORTFOLIO'S OBJECTIVES, RISKS, AND CHARGES AND EXPENSES, AND READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS.

     Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

          This report is for the information of the unitholders of the Trust. Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust's current Prospectus.

Dear Credit Union Unitholders,

     Amidst unprecedented economic and financial market changes, credit unions continue to demonstrate the value of the cooperative charter in times of turmoil. Credit unions, responding to members, posted near-record loan volume during the year and their fastest share growth in five years.

     TCU was designed over 20 years ago to provide credit unions with investment options that reflect their unique needs and characteristics. The benefits of this approach to our investors include:

     - TRANSPARENCY & DIVERSITY: Portfolio holdings are posted monthly on our website, www.TrustCU.com, and net asset values ("NAVs") that reflect current market price have been posted every day despite the recent market dislocation.

     - INDEPENDENT GOVERNANCE: TCU's Board of Trustees comprises individuals from both within and outside the credit union system, and provides a distinct level of oversight.

     - INVESTMENT EXPERTISE: TCU's partnership with Goldman Sachs Asset Management, L.P. as investment adviser to TCU has, since inception, allowed credit unions to benefit from the firm's depth of resources and knowledge of the markets.

     In December, the Federal Open Market Committee established a target range for the federal funds rate of 0% to 0.25%. The Federal Open Market Committee's actions had a direct impact on the TCU Portfolios, especially the Money Market Portfolio. The yield on the Money Market Portfolio declined from 2.10% on August 31, 2008 to 0.23% on February 28, 2009. The distribution rate on the Ultra-Short Duration Portfolio moved from 2.75% in August to 2.50% in February. The distribution rate on the Short Duration Portfolio also declined over this period, from 3.50% to 3.00%.

     The NAVs of the TCU Portfolios reflect market fluctuations during the period. The NAV of the Ultra-Short Duration Government Portfolio rose from $9.45 on August 31, 2008 to $9.56 on February 28, 2009. The NAV of the Short Duration Portfolio declined from $9.44 to $9.41 over this same period.

     This letter is written shortly after the passing of Ed Callahan on March 18th. Among Ed's many accomplishments, his vision of industry collaboration led to the founding of TCU. His service on TCU's Board of Trustees (1987-2007) and support as a partner in Callahan Credit Union Financial Services Limited Liability Limited Partnership while Chief Executive Officer at Patelco Credit Union were critical factors in the success of TCU. We look to continuing his vision in the coming years.

     During the next several months we will be visiting with credit unions across the country to discuss new opportunities with TCU following our conversion to an open architecture structure. We encourage you to visit our website, www.TrustCU.com, for the most current information on the Portfolios including month-end portfolio holdings. We appreciate your investment in TCU.

Sincerely,


/s/ Charles W. Filson

Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions
April 6, 2009

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

OBJECTIVE

The objective of the TCU Money Market Portfolio ("MMP" or the "Portfolio") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

For the six-month period that ended February 28, 2009, the MMP had a one-year simple average yield of 1.03%. This compared to the 1.61% return of the iMooneyNet First Tier-Institutional Only Average ("iMoneyNet benchmark") for the same period.

As of February 28, 2009, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 0.26%. As of that date, the Portfolio's standardized seven-day current and effective yields, without fee waivers, would have been 0.13%. The standardized seven-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized seven-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized seven-day effective yield assumes reinvestment of all dividends.

THE YIELDS REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED ABOVE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. THE YIELD QUOTATIONS MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE PORTFOLIO. UNLESS OTHERWISE NOTED, PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THEIR ABSENCE, PERFORMANCE WOULD BE REDUCED.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

The global financial markets remained severely stressed during the reporting period and the U.S. government enacted a host of ad hoc measures in an attempt to shore up confidence. Early in the reporting period, the government placed ailing mortgage giants Fannie Mae and Freddie Mac into conservatorship, making the implicit guarantee more explicit. Additionally, the Federal Reserve Bank of New York saved the world's largest insurance company, American International Group ("AIG"), from the brink of failure by providing the company with an $85 billion loan. Widespread investor panic was further fuelled by the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America and the failure of a commercial bank. Further disruptions in the market occurred in mid-September 2008 when the Reserve Primary Fund fell below a $1 NAV after losses on debt issued by Lehman Brothers. However, market participants made it clear that the government's ad hoc actions were insufficient to prevent a full-scale meltdown of the financial system. In response, a $700 billion Troubled Asset Relief Program ("TARP") was proposed as part of the Emergency Economic Stabilization Act of 2008 to permit the government to purchase distressed mortgage assets from financial institutions.

Governments and central banks across the globe continued their extraordinary efforts to strengthen financial systems and improve credit conditions. For example, the central banks of the U.S., Eurozone, UK, Canada, Sweden, Switzerland and China all lowered rates in early October 2008, in a coordinated easing of global monetary policy. In addition, the Federal Reserve Board (the "Fed") lowered its target for the federal funds rate an additional 50 basis point to 1%. Additionally, the FDIC created the Temporary Liquidity Guarantee Program to encourage liquidity in the banking sector and the Treasury announced the Capital Purchase Program, which is part of the TARP, which will allow the Treasury to purchase up to $250 billion of senior preferred shares in financial institutions.

Economic data suggests that the economy continued to plunge deeper into recession at the end of 2008. Consumer confidence fell in December to the lowest level on record as falling equity and home prices, tightening credit and the highest unemployment rate in 15 years have taken a toll on the consumer. The Fed decided to establish a target range for the federal funds rate of 0-0.25%, an historic low. The cut marked the end of conventional easing and the Fed indicated it would pursue unconventional approaches such as verbally committing to maintain low rates and purchasing assets in hopes of stimulating aggregate demand. Treasury yields fell and the curve flattened in anticipation of unconventional easing methods.

Conditions in some financial markets began to improve in the beginning of 2009, in part reflecting government efforts to provide liquidity and strengthen financial institutions. However, credit conditions for households and firms remained extremely tight. Not surprisingly, economic data weakened further. The Consumer Confidence Index fell again in January 2009, making it the second consecutive month that the index reached an all-time low. The Fed continued to focus its efforts on unconventional monetary policy. As market participants positioned themselves for a glut of stimulus-related issuance, Treasury yields rose in January 2009, particularly further out along the curve as concerns increased over the long-term inflationary impact of the government's stimulus packages.

Economic data released in February 2009 underscored the severity of the U.S. recession. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter GDP was revised downward to -6.3%, the worst reading since the 1982 recession. The Conference Board Consumer Confidence Index reached the lowest level in its history dating back to 1967. The employment picture also deteriorated significantly, with non-farm payrolls declining 651,000 in February following January's losses of 655,000. This marked the 14th consecutive month of decline and brought the total losses for the past four months to over 2.5 million. Not surprisingly, weakness persisted in the housing market with the S&P/Case-Shiller 20-City Composite Home Price Index now down 27% from its 2006 peak through December 2008. Financial markets responded with skepticism and uncertainty to a series of announcements regarding government interventions in financial and housing markets. In particular, market participants expressed dismay over the vagueness of Treasury Secretary Geithner's plan to deal with the troubled assets imperiling the financial system. The market's response to the $787 billion American Recovery and Reinvestment Act was more muted. Finally, the government announced that it would start conducting stress tests of the largest U.S. banking organizations. It vowed to provide them with an extra cushion of support if it is determined that they have insufficient capital buffers to withstand the impact

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

of an economic environment that is more challenging than is currently anticipated. Overall, these measures provided little comfort to investors, leading to further sell-offs in riskier assets.

The Portfolio was managed very conservatively during the reporting period, as a negative credit environment, unprecedented stress in the financial markets and asset volatility weighed heavily on the Portfolio. Despite the Federal Open Market Committee ("FOMC") lowering interest rates several times during the period and LIBOR being at historical wide levels versus the Federal Funds rate, we maintained a larger percentage in overnight investments and an overweight in agencies relative to financials. We would expect to maintain a similar structure until the current stress in the market is lifted. Looking ahead, we expect continued economic weakness, benign inflation, higher unemployment and slower growth. We expect the Fed to maintain the target rate at the 0-0.25% range for the foreseeable future.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Money Market Portfolio Management Team

PORTFOLIO COMPOSITION
TCU MONEY MARKET PORTFOLIO

FEBRUARY 28, 2009*

                                  (PIE CHART)

Bank Notes                   0.0%
CDs                          2.9%
Repurchase Agreements       65.5%
Time Deposits                0.0%
U.S. Government Agency      29.0%
U.S. Treasury Obligations    4.0%

AUGUST 31, 2008*

                                  (PIE CHART)

Bank Notes                   3.7%
CDs                          4.3%
Repurchase Agreements        8.5%
Time Deposits                8.5%
U.S. Government Agency      74.9%
U.S. Treasury Obligations    0.0%

* These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

OBJECTIVE

The TCU Ultra-Short Duration Government Portfolio ("USDGP" or the "Portfolio") seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP's maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch.

As of February 28, 2009, the Portfolio's actual duration was 1.07 years, compared to 0.75 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)

PERFORMANCE REVIEW

For the six-month period that ended February 28, 2009, the cumulative total return of USDGP was 2.50% versus the 1.40% and 1.87% cumulative total returns of the Portfolio's benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively.

The Portfolio's NAV per unit rose during the review period, closing at $9.56, versus $9.45 on August 31, 2008. During the reporting period, the yield on the Six-Month U.S. Treasury Bill Index decreased 152 basis points from 1.98% to 0.46% and the yield on the One-Year U.S. Treasury Note Index decreased 139 basis points from 2.21% to 0.82%. The yield on the Nine-Month Treasury average decreased 145 basis points from 2.09% to 0.64% over the same period. As of February 28, 2009, the Portfolio's standardized 30-day yield was 1.77% and its distribution rate was 2.51%.

The Portfolio's one-year, five-year and ten-year standardized total returns as of December 31, 2008 were 4.21%, 3.81%, and 4.32%, respectively.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) is 0.38% and its expense ratio before waivers and expense limitations (gross) is 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

During the reporting period, the global financial crisis reached historic proportions and rapidly spread to the overall economy, sending the U.S. economy into a serious recession despite several historic responses from policy makers. The fall of 2008 proved to be a turning point for the global financial markets. During this time, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep AIG solvent, provided insurance for money market funds and passed the $700 billion TARP, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, shook financial markets to their core and led to an extreme flight to quality.

Economic data from every corner of the world suggested that growth is in freefall. Without exception, consumption, investment, income and profits have fallen rapidly and, in many cases, are at historically low levels. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter GDP was revised downward to -6.3%, the worst reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls have declined for 14 consecutive months. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index now down nearly 30% from its 2006 peak through January 2009 and average home prices are at similar levels to what they were in late 2003. Falling equity and home prices, tightening credit and high unemployment have taken a toll on the consumer. The Conference Board Consumer Confidence Index reached the lowest level in February in its history dating back to 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment in headline Consumer Price Index ("CPI").

In late 2008, the New York Federal Reserve announced a program to purchase up to $500 billion in agency mortgage-backed securities ("MBS") over the next six months. Other recent announcements from the federal government include the $787 billion American Recovery and Reinvestment Act and the Homeowner Affordability and Stability Plan. The government also announced that it will start conducting stress tests of the largest U.S. banking organizations. It vowed to provide them with an extra cushion of support if it is determined that they have insufficient capital buffers to withstand the impact of an economic environment that is more challenging than is currently anticipated.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Yields on U.S. government bonds fell significantly during the period as the negative feedback loop between the economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 147 basis points to end the period at 0.25%. Further out on the curve, yields also rallied, but to a lesser extent, with the 10-year note ending the period 78 basis points lower at 3.03%.

A combination of top-down and bottom-up strategies impacted the Portfolio's returns during the period. Top-down strategies included our duration strategy and cross-sector exposures. Tactical management of the Portfolio's duration and term structure contributed to returns during the period. Specifically, the Portfolio held a long position in the 3-year portion of the U.S. Treasury yield curve that contributed to returns in October, November and December as yields fell 102 basis points. The Portfolio's cross-sector positioning relative to the blended benchmark, the Nine-Month Treasury average (equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch). contributed to returns during the period. The Portfolio's underweight exposure to the 3-month U.S. swap spread contributed to performance in October as the swap spread widened 71 basis points during the month. The swap spread widened as a result of an effort taken by central banks across the globe to ease monetary policy through rate cutting in early October. The Portfolio's security selection of agency MBS contributed to returns during the period. Agency MBS debt outperformed Treasuries and swaps by 56 basis points and 26 basis points, respectively. The agency mortgage market's performance was primarily driven by strong government (Federal Reserve and Treasury) purchases of MBS. The Portfolio also benefited from being overweight the front end of the Treasury curve in December. Treasury yields fell in December following the Fed's decision to establish a target range for the federal funds rate of 0-0.25%.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

                        THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

FEBRUARY 28, 2009*

                                  (PIE CHART)

Agency Debentures                   14.6%
ARMs                                20.8%
CMOs                                 5.2%
Fixed Rate Mortgage Pass-Throughs    6.1%
Repurchase Agreements               21.4%
U.S.Treasury Obligations            53.2%

AUGUST 31, 2008*

                                  (PIE CHART)

Agency Debentures                   17.5%
ARMs                                18.2%
CMOs                                 4.5%
Fixed Rate Mortgage Pass-Throughs    9.1%
Repurchase Agreements                6.7%
U.S. Treasury Obligations           43.8%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

FEBRUARY 28, 2009*

                                  (PIE CHART)

Agency Debentures           14.6%
FHLMC                        3.5%
FNMA                        26.3%
GNMA                         2.3%
Repurchase Agreements       21.4%
U.S. Treasury Obligations   53.2%

AUGUST 31, 2008*

                                  (PIE CHART)

Agency Debentures           17.5%
FHLMC                        3.6%
FNMA                        25.8%
GNMA                         2.4%
Repurchase Agreements        6.7%
U.S. Treasury Obligations   43.8%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

OBJECTIVE

The TCU Short Duration Portfolio ("SDP" or the "Portfolio") seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of February 28, 2009, the Portfolio's actual duration was 2.00 years, versus 1.90 years for its benchmark.

PERFORMANCE REVIEW

The Portfolio's cumulative net total return for the six-month period ended February 28, 2009, was 1.36%, versus a 3.80% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio's NAV per unit decreased during the review period, closing at $9.41, versus $9.44 on August 31, 2008. During the reporting period, the yield on the Portfolio's benchmark decreased 133 basis points from 2.32% to 0.99%. NAV movements reflect, among other things, the Portfolio's duration of 2.0 years, as well as the impact of market forces, including interest rates. As of February 28, 2009, the Portfolio's standardized 30-day yield was 2.95% and its distribution rate was 3.39%.

The Portfolio's one-year, five-year and ten-year standardized total returns as of December 31, 2008, were 2.77%, 3.45% and 4.53%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

During the reporting period, the global financial crisis reached historic proportions and rapidly spread to the overall economy, sending the U.S. economy into a serious recession despite several historic responses from policy makers. The fall of 2008 proved to be a turning point for the global financial markets. During this time, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep AIG solvent, provided insurance for money market funds and passed the $700 billion TARP, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, shook financial markets to their core and led to an extreme flight to quality.

Economic data from every corner of the world suggested that growth is in freefall. Without exception, consumption, investment, income and profits have fallen rapidly and, in many cases, are at historically low levels. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter GDP was revised downward to -6.3%, the worst reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls have declined for 14 consecutive months. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index now down nearly 30% from its 2006 peak through January 2009 and average home prices are at similar levels to what they were in late 2003. Falling equity and home prices, tightening credit and high unemployment have taken a toll on the consumer. The Conference Board Consumer Confidence Index reached the lowest level in February in its history dating back to 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment in headline CPI.

In late 2008, the New York Federal Reserve announced a program to purchase up to $500 billion in agency MBS over the next six months. Other recent announcements from the federal government include the $787 billion American Recovery and Reinvestment Act and the Homeowner Affordability and Stability Plan. The government also announced that it will start conducting stress tests of the largest U.S. banking organizations. It vowed to provide them with an extra cushion of support if it is determined that they have insufficient capital buffers to withstand the impact of an economic environment that is more challenging than is currently anticipated.

Yields on U.S. government bonds fell significantly during the period as the negative feedback loop between the economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 147 basis points to end the period at 0.25%. Further out on the curve, yields also rallied, but to a lesser extent, with the 10-year note ending the period 78 basis points lower at 3.03%.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

A combination of top-down and bottom-up strategies impacted the Portfolio's returns during the period. Top-down strategies included our duration strategy and cross-sector exposures. Tactical management of the Portfolio's duration and term structure detracted from returns during the period. Specifically, the Portfolio held a short position in the 2-year portion of the U.S. Treasury yield curve that detracted from returns in October, November and December as yields fell 123 basis points. The Portfolio's cross-sector positioning relative to the benchmark marginally detracted from returns during the period. The Portfolio's overweight exposure to the non-agency MBS sector was the main detractor. The sector performed poorly in February after a wave of credit downgrades left the vast majority of outstanding issues at below investment grade. Moody's downgraded approximately $500 billion in non-agency mortgages during the month of February. The Fund's security selection mortgage-related asset-backed securities ("ABS") was the largest detractor of returns during the period. These credit-sensitive mortgage-related bonds performed poorly as fundamental credit performance continued to deteriorate and the market began to feel great uncertainty surrounding the future loan modification programs. This was partially offset by positive returns in December from the Portfolio's government selection strategies. The Portfolio's overweight position in the front end of the yield curve helped performance in December as Treasury yields fell following the Fed's decision to establish a target range for the federal funds rate of 0-0.25%.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO

FEBRUARY 28, 2009*

                                  (PIE CHART)

Agency Debentures                   19.8%
ARMs                                18.8%
CMOs                                10.1%
Fixed Rate Mortgage Pass-Throughs   16.3%
Repurchase Agreements                0.0%
U.S. Treasury Obligations           34.4%

AUGUST 31, 2008*

                                  (PIE CHART)

Agency Debentures                    5.0%
ARMs                                21.1%
CMOs                                12.8%
Fixed Rate Mortgage Pass-Throughs   18.4%
Repurchase Agreements                1.1%
U.S. Treasury Obligations           41.4%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO

FEBRUARY 28, 2009*

                                  (PIE CHART)

AAA                          6.7%
Agency Debentures           19.8%
FHLMC                       10.2%
FNMA                        27.9%
GNMA                         0.4%
Repurchase Agreements        0.0%
U.S. Treasury Obligations   34.4%

AUGUST 31, 2008*

                                  (PIE CHART)

AAA                          9.8%
Agency Debentures            5.0%
FHLMC                       11.4%
FNMA                        30.5%
GNMA                         0.6%
Repurchase Agreements        1.1%
U.S. Treasury Obligations   41.4%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     The Two-Year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TRUST FOR CREDIT UNIONS
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
CERTIFICATES OF DEPOSIT - 2.92%
               Bank of America N.A. TLGP
$ 25,000,000      0.540%, 05/14/09 .............................................   $   25,000,000
  10,000,000      0.700%, 08/05/09 .............................................       10,000,000
  20,000,000   Wells Fargo Bank N.A.
               2.950%, 05/29/09 ................................................       20,000,000
                                                                                   --------------
               TOTAL CERTIFICATES OF DEPOSIT
                  (Cost $55,000,000) ...........................................       55,000,000
                                                                                   --------------
U.S. GOVERNMENT AGENCY SECURITIES - 28.98%
               FEDERAL HOME LOAN BANK - 13.81%
  25,000,000      0.480%, 03/27/09 (a) .........................................       25,000,000
  25,000,000      0.364%, 04/15/09 (b) .........................................       24,988,625
  14,000,000      2.550%, 05/05/09 .............................................       13,999,725
  11,000,000      2.500%, 05/07/09 .............................................       10,998,784
  50,000,000      0.390%, 05/08/09 (b) .........................................       49,963,167
  25,000,000      0.394%, 05/13/09 (b) .........................................       24,980,027
  25,000,000      0.390%, 05/26/09 (b) .........................................       24,976,708
  25,000,000      0.470%, 09/09/09 (a) .........................................       25,000,000
  25,000,000      0.417%, 12/28/09 (a) .........................................       24,990,556
  10,000,000      0.444%, 01/15/10 (a) .........................................       10,000,000
  25,000,000      1.000%, 03/02/10 .............................................       24,990,454
                                                                                   --------------
                                                                                      259,888,046
                                                                                   --------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.12%
  25,000,000      2.450%, 04/09/09 .............................................       25,000,000
   3,000,000      0.380%, 05/26/09 (b) .........................................        2,997,277
  25,000,000      0.551%, 08/17/09 (b) .........................................       24,935,451
   3,000,000      0.600%, 08/24/09 (b) .........................................        2,991,229
  25,000,000      0.612%, 09/08/09 (b) .........................................       24,919,090
  10,000,000      0.703%, 09/21/09 (b) .........................................        9,960,333
  50,000,000      0.453%, 09/21/09 (a) .........................................       50,000,000
  25,000,000      1.331%, 09/25/09 (a) .........................................       25,041,600
  25,000,000      1.010%, 02/04/10 (b) .........................................       24,763,889
                                                                                   --------------
                                                                                      190,608,869
                                                                                   --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.05%
  25,000,000      0.460%, 09/03/09 (a) .........................................       24,998,730
  20,000,000      0.654%, 12/29/09 (b) .........................................       19,890,583
  25,000,000      0.550%, 12/29/09 (a) .........................................       24,995,853
  25,000,000      1.244%, 07/13/10 (a) .........................................       24,989,710
                                                                                   --------------
                                                                                       94,874,876
                                                                                   --------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                  (Cost $545,371,791) ..........................................      545,371,791
                                                                                   --------------
U.S. TREASURY OBLIGATIONS - 3.98%
               UNITED STATES TREASURY BILLS - 3.98%
  10,000,000      0.135%, 03/19/09 .............................................        9,999,293
  40,000,000      0.146%, 03/26/09 .............................................       39,991,896
  25,000,000      0.665%, 12/17/09 .............................................       24,857,531
                                                                                   --------------
               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $74,848,720) ...........................................       74,848,720
                                                                                   --------------


  PAR VALUE                                                                             VALUE
------------                                                                       --------------
REPURCHASE AGREEMENTS - 65.54%
$505,000,000   Deutsche Bank, 0.27%, Dated 02/27/09, matures 03/02/09,
                  repurchase price $505,011,183, (collateralized by Federal
                  National Mortgage Association, with interest rates of 4.50% to
                  7.00% due 05/01/13 to 02/01/39, total market value
                  $515,100,000) ................................................   $ 505,000,000
 300,000,000   Morgan Stanley, 0.26%, Dated 02/27/09, matures 03/02/09,
                  repurchase price $300,006,500 (collateralized by Federal
                  National Mortgage Association, with interest rates of 4.50% to
                  6.00% due 09/01/37 to 02/01/39, total market value
                  $307,137,656) ................................................      300,000,000
 248,200,000   UBS, 0.26%, Dated 02/27/09, matures 03/02/09, repurchase
                  price $248,205,378, (collateralized by Federal National
                  Mortgage Association, with interest rates of 4.50% to 6.50%
                  due 02/01/19 to 01/01/39, total market value $253,165,272) ...      248,200,000
 150,000,000   UBS, 0.20%, Dated 02/27/09, matures 03/02/09, repurchase price
                  $150,002,500, (collateralized by U.S. Treasury Bill, with
                  interest rate of 0.00% due 11/19/09, total market value
                  $153,000,871) ................................................      150,000,000
 20,000,000    UBS, 0.37%, Dated 02/11/09, matures 03/12/09, repurchase price
                  $20,005,961, (collateralized by Federal National Mortgage
                  Association, with interest rate of 4.00%, due 06/01/19, total
                  market value $20,402,294) ....................................      20,000,000
 10,000,000    UBS, 0.40%, Dated 02/12/09, matures 03/12/09, repurchase price
                  $10,003,111, (collateralized by Federal National Mortgage
                  Association, with interest rates of 4.00% to 5.5% due 06/01/19
                  to 01/01/35, total market value $10,201,491) .................       10,000,000
                                                                                   --------------
                  TOTAL REPURCHASE AGREEMENTS
                     (Cost $1,233,200,000) .....................................    1,233,200,000
                                                                                   --------------
                  TOTAL INVESTMENTS - 101.42%
                     (Cost $1,908,420,511) .....................................    1,908,420,511
                                                                                   --------------
                  NET OTHER ASSETS AND LIABILITIES - (1.42)% ...................      (26,722,814)
                                                                                   --------------
                  NET ASSETS - 100.00% .........................................   $1,881,697,697
                                                                                   ==============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at February 28, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  Discount Note. Rate shown is yield at time of purchase.

TLGP - Temporary Liquidity Guarantee Program

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
ASSET-BACKED SECURITIES - 0.76%
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.76%
$    283,948   Series 2001-W4, Class AV1
               0.754%, 02/25/32 (a) ............................................   $      265,314
     513,001   Series 2002-W2, Class AV1
               0.734%, 06/25/32 (a) ............................................          441,848
   1,595,775   Series 2002-T7, Class A1
                  0.694%, 07/25/32 (a) .........................................        1,586,592
                                                                                   --------------
               TOTAL ASSET-BACKED SECURITIES
                  (Cost $2,390,912) ............................................        2,293,754
                                                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.20%
               FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 0.45%
       3,441   Series 1698, Class FA
               1.300%, 03/15/09 (a) (c) ........................................            3,440
      42,694   Series 1009, Class D
               1.100%, 10/15/20 (a) ............................................           41,545
     127,385   Series 1066, Class P
               1.400%, 04/15/21 (a) ............................................          124,098
     161,453   Series 1222, Class P
               2.520%, 03/15/22 (a) (b) ........................................          163,485
     472,678   Series 1250, Class J
               7.000%, 05/15/22 (b) ............................................          472,141
     235,403   Series 1448, Class F
               1.900%, 12/15/22 (a) (d) ........................................          233,733
     295,984   Series 1720, Class PJ
               7.250%, 01/15/24 (b) ............................................          300,412
                                                                                   --------------
                                                                                        1,338,854
                                                                                   --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 4.68%
   1,823,533   Series 1993-225, Class WC
               6.500%, 12/25/13 (b) ............................................        1,886,391
      95,371   Series 2002-73, Class AD
               8.500%, 12/25/15 (d) ............................................           95,687
     796,447   Series 1990-145, Class A
               3.675%, 12/25/20 (a) ............................................          779,131
   1,018,196   Series 1991-67, Class J
               7.500%, 08/25/21 (b) ............................................        1,090,931
     898,456   Series 1992-137, Class F
               1.500%, 08/25/22 (a) ............................................          875,508
   1,036,449   Series 1993-027, Class F
               1.650%, 02/25/23 (a) (c) ........................................        1,014,262
     464,274   Series 1998-21, Class F
               0.780%, 03/25/28 (a) ............................................          444,752
     873,809   Series 2000-16, Class ZG
               8.500%, 06/25/30 (d) ............................................          982,849
   1,060,652   Series 2000-32, Class Z
               7.500%, 10/18/30 ................................................        1,142,813
      37,288   Series 2002-16, Class LH
               6.500%, 03/25/31 (b) ............................................           37,244
   2,179,756   Series 2001-60, Class OF
               1.424%, 10/25/31 (a) ............................................        2,146,128
     726,585   Series 2001-70, Class OF
               1.424%, 10/25/31 (a) ............................................          713,779
   2,822,839   Series 2008-22, Class FD,
               1.314%, 04/25/48 (a) ............................................        2,793,365
                                                                                   --------------
                                                                                       14,002,840
                                                                                   --------------

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.07%
$    217,243   Series 2001-10, Class PD
                  6.500%, 08/16/30 (b) .........................................   $      219,684
                                                                                   --------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $15,811,587) ...........................................       15,561,378
                                                                                   --------------
MORTGAGE-BACKED OBLIGATIONS - 26.18%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.87%
     414,688      4.833%, 02/01/18 (a) .........................................          416,555
     564,093      5.149%, 11/01/18 (a) .........................................          576,642
   2,211,074      6.868%, 11/01/19 (a) .........................................        2,298,826
     221,479      4.686%, 11/01/22 (a) .........................................          222,312
     105,303      5.465%, 11/01/22 (a) .........................................          106,141
     143,619      5.401%, 10/01/24 (a) .........................................          146,243
     325,359      5.152%, 10/01/25 (a) .........................................          334,285
     883,952      5.787%, 08/01/28 (a) .........................................          919,862
      97,833      3.858%, 07/01/29 (a) .........................................           97,127
     474,440      4.624%, 05/01/31 (a) .........................................          478,816
                                                                                   --------------
                                                                                        5,596,809
                                                                                   --------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 1.17%
      41,896      6.500%, 11/01/10 .............................................           42,982
     413,690      6.500%, 09/01/13 .............................................          434,096
     367,034      6.500%, 10/01/13 .............................................          385,379
     115,746      6.500%, 05/01/14 .............................................          121,560
     151,434      6.500%, 06/01/14 .............................................          158,898
     799,578      6.000%, 12/01/14 .............................................          830,630
     598,748      8.000%, 12/01/15 .............................................          637,226
     718,969      6.000%, 03/01/16 .............................................          742,302
     117,790      6.500%, 07/01/16 .............................................          123,706
      37,526      4.500%, 07/01/23 .............................................           38,226
                                                                                   --------------
                                                                                        3,515,005
                                                                                   --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.84%
   1,055,697      6.000%, 06/01/09 .............................................        1,068,412
     119,863      4.918%, 10/01/13 (a) .........................................          121,652
     398,592      8.500%, 04/01/16 .............................................          419,395
     178,001      5.697%, 07/01/17 (a) .........................................          179,742
     177,626      4.191%, 11/01/17 (a) .........................................          177,211
     208,784      4.777%, 11/01/17 (a) .........................................          209,798
     134,190      5.027%, 11/01/17 (a) .........................................          135,562
     405,439      4.865%, 03/01/18 (a) .........................................          406,582
      86,315      4.305%, 05/01/18 (a) .........................................           86,406
     125,783      6.133%, 06/01/18 (a) .........................................          130,619
   1,684,474      4.376%, 10/01/18 (a) .........................................        1,709,420
      62,656      4.650%, 02/01/19 (a) .........................................           63,434
     135,765      4.172%, 05/01/19 (a) .........................................          135,755
     160,065      6.864%, 12/01/19 (a) .........................................          161,238
     299,855      4.156%, 01/01/20 (a) .........................................          299,043
     165,907      4.072%, 05/01/20 (a) .........................................          166,687
     516,479      5.884%, 05/01/20 (a) .........................................          536,815
     812,222      6.466%, 02/01/22 (a) .........................................          844,457
      95,078      4.867%, 01/01/23 (a) .........................................           97,609
      98,670      4.500%, 04/01/23 .............................................          100,740
     348,777      4.489%, 03/01/24 (a) .........................................          350,145
      39,002      5.860%, 04/01/25 (a) .........................................           39,794
     401,922      5.659%, 10/01/25 (a) .........................................          417,748
     914,491      4.573%, 02/01/27 (a) .........................................          912,935
     452,001      4.410%, 07/01/27 (a) .........................................          456,047
     295,192      4.607%, 07/01/27 (a) .........................................          294,811

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$    441,900      4.681%, 01/01/29 (a) .........................................   $      452,671
     106,250      4.689%, 02/01/29 (a) .........................................          108,839
   8,432,292      4.510%, 08/01/29 (a) .........................................        8,559,805
     111,603      5.013%, 07/01/31 (a) .........................................          112,596
     245,890      5.323%, 07/01/32 (a) .........................................          248,180
     289,390      5.888%, 07/01/32 (a) .........................................          291,346
     370,589      5.029%, 09/01/32 (a) .........................................          376,430
   1,562,994      5.222%, 01/01/33 (a) .........................................        1,584,136
     199,048      3.924%, 06/01/33 (a) .........................................          199,671
   3,164,183      4.614%, 08/01/33 (a) .........................................        3,241,310
   1,480,953      4.236%, 04/01/34 (a) .........................................        1,478,370
     611,030      4.007%, 07/01/34 (a) .........................................          617,653
   1,043,888      4.007%, 08/01/34 (a) .........................................        1,055,016
   5,698,091      4.691%, 04/01/37 (a) .........................................        5,769,861
      32,868      6.500%, 05/01/37 .............................................           34,420
   7,037,849      5.873%, 07/01/37 (a) .........................................        7,328,209
      64,761      6.500%, 07/01/37 .............................................           67,818
   6,696,858      6.822%, 09/01/37 (a) .........................................        6,987,756
   4,348,466      8.000%, 09/01/37 .............................................        4,603,060
   1,153,107      7.000%, 10/01/37 .............................................        1,218,670
   2,890,009      8.000%, 10/01/37 .............................................        3,026,043
   3,490,024      6.500%, 11/01/37 .............................................        3,658,390
     454,136      6.500%, 12/01/37 .............................................          475,570
   1,350,498      4.007%, 08/01/44 (a) .........................................        1,364,956
                                                                                   --------------
                                                                                       62,382,833
                                                                                   --------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.30%
     116,347      7.000%, 04/15/26 .............................................          125,852
     650,177      4.500%, 04/20/34 (a) .........................................          654,073
   2,953,582      4.250%, 06/20/34 (a) .........................................        2,953,693
   3,104,814      4.625%, 08/20/34 (a) .........................................        3,136,384
                                                                                   --------------
                                                                                        6,870,002
                                                                                   --------------
               TOTAL MORTGAGE-BACKED OBLIGATIONS
                  (Cost $77,870,598) ...........................................       78,364,649
                                                                                   --------------
AGENCY DEBENTURES - 14.60%
               Federal Home Loan Mortgage Corp
   7,500,000      2.000%, 02/25/11 .............................................        7,496,025
               Federal Home Loan Mortgage Corp
  28,000,000      2.050%, 03/09/11 .............................................       28,040,992
               Small Business Administration
     225,330      1.075%, 03/25/14 (a) .........................................          223,383
               Sri Lanka Government Aid Bond
   8,000,000      3.326%, 11/01/24 (a) .........................................        7,942,714
                                                                                   --------------
               TOTAL AGENCY DEBENTURES
                  (Cost $43,711,206) ...........................................       43,703,114
                                                                                   --------------
U.S. TREASURY OBLIGATIONS - 53.20%
               UNITED STATES TREASURY BILLS - 52.03%
  11,500,000   Zero Coupon
                  0.000%, 08/27/09 .............................................       11,475,578
  40,000,000   Zero Coupon
                  0.000%, 12/17/09 .............................................       39,785,080
 105,200,000   Zero Coupon
                  0.000%, 02/11/10 .............................................      104,500,315
                                                                                   --------------
                                                                                      155,760,973
                                                                                   --------------

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               UNITED STATES TREASURY NOTE - 1.17%
$  3,500,000      0.875%, 01/31/11 .............................................   $    3,492,475
                                                                                   --------------
               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $159,333,736) ..........................................      159,253,448
                                                                                   --------------
REPURCHASE AGREEMENT - 21.38%
  64,000,000   UBS, 0.27%, Dated 02/27/09, matures on 03/02/09, repurchase price $64,001,440, (collateralized by Federal National
                  Mortgage Association, with interest rates of 4.00% to 6.00%, with maturity dates ranging from 02/01/19 - 05/01/38, total
                  market value $65,282,880) ....................................       64,000,000
                                                                                   --------------
               TOTAL REPURCHASE AGREEMENT
                  (Cost $64,000,000) ...........................................       64,000,000
                                                                                   --------------
               TOTAL INVESTMENTS - 121.32%
                  (Cost $363,118,039) ..........................................      363,176,343
                                                                                   --------------
               NET OTHER ASSETS AND LIABILITIES - (21.32)% .....................      (63,823,710)
                                                                                   --------------
               NET ASSETS - 100.00% ............................................   $  299,352,633
                                                                                   ==============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at February 28, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  The security has Support collateral.

(d)  This security has Sequential collateral.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.10%
               FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 1.97%
$    549,273   Series 1448, Class F
               1.900%, 12/15/22 (a) (c) ........................................   $      545,378
     147,992   Series 1720, Class PJ
               7.250%, 01/15/24 (b) ............................................          150,206
     917,150   Series 1980, Class Z
               7.000%, 07/15/27 (c) ............................................          969,513
   5,357,741   Series 2236, Class Z
               8.500%, 06/15/30 (c) ............................................        5,646,946
                                                                                   --------------
                                                                                        7,312,043
                                                                                   --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 1.43%
     420,451   Series 2001-42, Class HG
               10.000%, 09/25/16 ...............................................          465,391
     188,169   Series 1988-12, Class A
               8.607%, 02/25/18 (a) ............................................          189,473
   1,199,277   Series G92-44, Class Z
               8.000%, 07/25/22 ................................................        1,305,583
   3,369,195   Series 2008-22, Class FD
               1.314%, 04/25/48 (a) ............................................        3,334,016
                                                                                   --------------
                                                                                        5,294,463
                                                                                   --------------
               PRIVATE - 6.70%
               Adjustable Rate Mortgage Trust
     881,818   Series 2004-4, Class 1A1
               5.291%, 03/25/35 (a) ............................................          486,425
               American Home Mortgage Assets
   3,298,890   Series 2006-3, Class 2A11
               2.763%, 10/25/46 (a) ............................................        1,147,819
               Banc of America Funding Corp.
   1,200,000   Series 2007-D, Class 1A5
               0.750%, 06/20/47 (a) ............................................          192,417
               Banc of America Mortgage Securities
     183,407   Series 2004-D, Class 1A1
               4.940%, 05/25/34 (a) ............................................          139,401
               BCAP LLC Trust
     705,103   Series 2006-RR1, Class CF
               1.114%, 11/25/36 (a) ............................................          262,263
               Bear Stearns Adjustable Rate Mortgage Trust
   5,573,401   Series 2005-09, Class A1
               4.625%, 10/25/35 (a) ............................................        3,830,297
   5,100,000   Series 2005-10, Class A3
               4.650%, 10/25/35 (a) (c) ........................................        2,599,033
               Countrywide Alternative Loan Trust
     333,213   Series 2005-38, Class A1
               3.323%, 09/25/35 (a) ............................................          130,696
               Countrywide Home Loans
      53,527   Series 2003-37, Class 1A1
               5.420%, 08/25/33 (a) ............................................           31,998
               First Horizon Alternative Mortgage Securities
     423,697   Series 2005-AA2, Class 1A1
               4.831%, 03/25/35 (a) ............................................          217,457
     851,205   Series 2005-AA5, Class 1A1
               5.536%, 07/25/35 (a) ............................................          414,158
               Indymac Index Mortgage Loan Trust
     747,393   Series 2004-AR4, Class 1A
               5.485%, 08/25/34 (a) (c) ........................................          387,681

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               PRIVATE - (CONTINUED)
               JPMorgan Mortgage Trust
$    742,766   Series 2007-A1, Class 4A2
               4.067%, 07/25/35 (a) ............................................   $      521,553
               Merrill Lynch Mortgage Investors, Inc.
     105,573   Series 2003-A4, Class 1A
               5.313%, 07/25/33 (a) ............................................           75,962
               Residential Funding Securities Corp.
   1,506,183   Series 2003-RM2, Class AI5
               8.500%, 05/25/33 (b) ............................................        1,171,362
               Salomon Brothers Mortgage Securities VII, Inc.
      98,448   Series 1994-20, Class A
               5.820%, 12/25/24 (a) ............................................           68,702
               Structured Adjustable Rate Mortgage Loan
      88,563   Series 2004-1, Class 3A3
               5.148%, 02/25/34 (a) ............................................           48,158
     188,373   Series 2004-2, Class 2A
               5.460%, 03/25/34 (a) ............................................          131,278
     347,376   Series 2004-5, Class 1A
               5.140%, 05/25/34 (a) (c) ........................................          233,381
   4,150,308   Series 2004-6, Class 3A2
               4.723%, 06/25/34 (a) ............................................        2,853,108
               Structured Asset Securities Corp.
   1,288,609   Series 2003-34A, Class 3A3
               5.103%, 11/25/33 (a) ............................................          926,041
               Washington Mutual Mortgage
               Pass-Through Certificates
     777,500   Series 2003-AR6, Class A1
               3.939%, 06/25/33 (a) ............................................          567,279
   5,148,067   Series 2005-AR12, Class 1A8
               4.834%, 10/25/35 (a) ............................................        3,341,478
               Wells Fargo Mortgage Backed
               Securities Trust
   7,199,168   Series 2005-AR4, Class 2A2
               4.539%, 04/25/35 (a) ............................................        5,047,612
                                                                                   --------------
                                                                                       24,825,559
                                                                                   --------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $53,458,106)                                                   37,432,065
                                                                                   --------------
MORTGAGE-BACKED OBLIGATIONS - 35.08%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.74%
     262,024      4.801%, 09/01/32 (a)                                                    264,759
   2,384,422      4.891%, 01/01/34 (a)                                                  2,411,647
     953,382      5.075%, 09/01/34 (a)                                                    971,519
   1,619,969      5.013%, 10/01/34 (a)                                                  1,651,044
     548,406      4.898%, 11/01/34 (a)                                                    559,935
   3,678,947      4.477%, 08/01/35 (a)                                                  3,720,565
   4,160,831      5.161%, 05/01/36 (a)                                                  4,287,412
                                                                                   --------------
                                                                                       13,866,881
                                                                                   --------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 4.42%
         333      7.000%, 03/01/09                                                            334
         872      7.000%, 04/01/09                                                            878
      15,784      7.000%, 06/01/09                                                         16,018
      13,161      7.000%, 03/01/12                                                         13,698
     178,093      7.000%, 12/01/12                                                        182,785
     544,258      5.000%, 12/01/13                                                        561,448
     599,465      4.000%, 01/01/14                                                        608,357
      11,304      8.000%, 07/01/14                                                         11,998

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - (CONTINUED)
$  6,792,350      4.500%, 03/01/15 .............................................   $    6,954,481
       9,855      7.000%, 03/01/15 .............................................           10,375
   1,343,608      5.500%, 05/01/15 .............................................        1,404,840
     179,237      5.500%, 06/01/17 .............................................          187,035
     112,913      8.000%, 09/01/17 .............................................          119,823
     271,510      5.500%, 10/01/17 .............................................          283,248
     787,299      8.000%, 11/01/17 .............................................          836,819
     785,842      5.500%, 03/01/18 .............................................          819,405
     350,220      5.500%, 04/01/18 .............................................          364,923
     587,349      6.500%, 05/01/18 .............................................          621,165
      51,461      6.000%, 10/01/18 .............................................           53,740
      17,248      6.000%, 11/01/18 .............................................           18,011
   3,067,244      5.500%, 02/01/19 .............................................        3,193,129
     109,942      6.500%, 12/01/29 .............................................          116,151
                                                                                   --------------
                                                                                       16,378,661
                                                                                   --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.47%
       2,293      7.500%, 09/01/10 .............................................            2,353
   1,486,160      6.000%, 01/01/12 .............................................        1,537,732
     309,857      6.000%, 04/01/12 .............................................          321,040
     594,675      6.000%, 05/01/12 .............................................          615,875
     976,577      6.000%, 06/01/12 .............................................        1,012,239
      25,184      7.500%, 07/01/12 .............................................           26,336
   1,476,678      6.000%, 09/01/12 .............................................        1,531,181
     151,704      5.000%, 11/01/12 .............................................          155,635
   2,880,927      5.500%, 01/01/13 .............................................        2,920,615
       3,004      8.000%, 01/01/13 .............................................            3,174
   1,004,621      4.500%, 08/01/13 .............................................        1,027,087
   7,290,311      4.500%, 09/01/13 .............................................        7,447,886
   3,742,386      4.000%, 04/01/14 .............................................        3,790,626
   1,169,191      5.500%, 09/01/14 .............................................        1,222,657
     636,294      5.500%, 12/01/14 .............................................          665,391
      15,153      6.000%, 02/01/18 .............................................           15,733
   2,578,320      5.500%, 05/01/18 .............................................        2,683,332
     139,932      6.000%, 05/01/18 .............................................          145,287
     919,853      5.500%, 06/01/18 .............................................          957,317
      10,068      6.000%, 08/01/18 .............................................           10,453
       9,314      6.000%, 09/01/18 .............................................            9,670
     738,141      5.500%, 10/01/18 .............................................          768,206
   1,002,688      5.500%, 11/01/18 .............................................        1,043,527
     834,649      6.000%, 11/01/18 .............................................          866,589
      57,754      5.500%, 12/01/18 .............................................           60,106
   1,540,445      6.000%, 12/01/18 .............................................        1,599,396
   1,227,174      6.000%, 01/01/19 .............................................        1,274,136
      18,406      6.000%, 02/01/19 .............................................           19,111
     431,869      6.000%, 04/01/19 .............................................          446,727
     103,077      6.000%, 05/01/19 .............................................          107,127
     167,254      6.000%, 10/01/23 .............................................          173,392
     536,384      7.000%, 08/01/28 .............................................          573,741
     965,288      7.000%, 11/01/28 .............................................        1,032,625
     101,051      7.000%, 02/01/32 .............................................          108,100
     433,698      6.034%, 05/01/32 (a) .........................................          452,537
     230,089      7.000%, 05/01/32 .............................................          245,942
     380,573      5.029%, 09/01/32 (a) .........................................          386,571
     240,612      7.000%, 09/01/32 .............................................          254,120
     140,013      4.493%, 12/01/32 (a) .........................................          141,192
     533,017      3.935%, 01/01/33 (a) .........................................          537,467
     919,818      4.711%, 04/01/33 (a) .........................................          923,125
   1,543,791      4.362%, 05/01/33 (a) .........................................        1,548,575
   2,609,784      3.975%, 07/01/33 (a) .........................................        2,624,275

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$  1,714,994     5.415%, 08/01/33 (a) ..........................................   $    1,747,276
   2,921,895     4.822%, 11/01/33 (a) ..........................................        2,949,013
   3,356,466     3.828%, 12/01/33 (a) ..........................................        3,376,120
     400,368     5.339%, 12/01/33 (a) ..........................................          406,167
     786,262     4.849%, 02/01/34 (a) ..........................................          795,558
   3,902,971     3.900%, 03/01/34 (a) ..........................................        3,934,378
   1,239,816     4.780%, 03/01/34 (a) ..........................................        1,255,829
   1,358,684     4.368%, 04/01/34 (a) ..........................................        1,372,499
   1,038,988     4.935%, 08/01/34 (a) ..........................................        1,046,378
   1,330,432     4.958%, 10/01/34 (a) ..........................................        1,355,331
   1,107,593     3.837%, 03/01/35 (a) ..........................................        1,120,062
   4,892,129     4.659%, 04/01/35 (a) ..........................................        4,993,558
   1,464,619     4.285%, 05/01/35 (a) ..........................................        1,477,270
   2,986,098     4.508%, 05/01/35 (a) ..........................................        3,007,732
   3,127,652     4.746%, 05/01/35 (a) ..........................................        3,187,204
   1,147,921     4.486%, 06/01/35 (a) ..........................................        1,152,631
   4,640,875     4.250%, 08/01/35 (a) ..........................................        4,724,852
   3,698,856     4.896%, 08/01/35 (a) ..........................................        3,774,549
   2,220,618     5.783%, 09/01/35 (a) ..........................................        2,288,989
     947,546     4.415%, 10/01/35 (a) ..........................................          951,888
   2,799,307     4.763%, 03/01/36 (a) ..........................................        2,832,767
   8,495,130     8.000%, 09/01/37                                                       8,992,503
                                                                                   --------------
                                                                                       98,030,760
                                                                                   --------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.45%
         339      6.000%, 05/15/09 .............................................              341
          38      8.500%, 07/15/09 .............................................               39
         220      8.500%, 12/15/09 .............................................              225
      14,745      8.500%, 01/15/10 .............................................           15,439
       3,727      8.500%, 02/15/10 .............................................            3,920
       7,537      8.500%, 03/15/10 .............................................            7,954
       5,492      8.500%, 04/15/10 .............................................            5,796
       2,259      8.500%, 05/15/10 .............................................            2,384
       3,680      8.500%, 06/15/10 .............................................            3,764
       3,269      8.500%, 07/15/10 .............................................            3,450
      11,091      8.500%, 08/15/10 .............................................           11,705
       7,404      8.500%, 10/15/10 .............................................            7,814
      15,568      8.500%, 11/15/10 .............................................           16,430
      19,973      8.500%, 09/15/11 .............................................           21,682
      30,679      8.500%, 10/15/11 .............................................           33,305
      14,951      8.500%, 03/15/12 .............................................           15,437
       7,337      8.500%, 07/15/12 .............................................            7,732
   1,496,580      3.750%, 12/20/34 (a) .........................................        1,499,180
                                                                                   --------------
                                                                                        1,656,597
                                                                                   --------------
               TOTAL MORTGAGE-BACKED OBLIGATIONS
                  (Cost $127,382,053) ..........................................      129,932,899
                                                                                   --------------
AGENCY DEBENTURES - 19.83%
               FEDERAL HOME LOAN BANK SYSTEMS - 5.03%
   9,500,000      7.625%, 05/14/10 .............................................       10,207,218
   8,000,000      5.125%, 09/10/10 .............................................        8,425,112
                                                                                   --------------
                                                                                       18,632,330
                                                                                   --------------
               FEDERAL HOME LOAN MORTGAGE CORP. - 7.73%
   6,900,000      2.875%, 11/23/10 .............................................        7,054,988
  11,300,000      2.000%, 02/25/11 .............................................       11,294,011
  10,300,000      2.125%, 03/23/12 .............................................       10,291,636
                                                                                   --------------
                                                                                       28,640,635
                                                                                   --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - FEBRUARY 28, 2009 (UNAUDITED)

  PAR VALUE                                                                             VALUE
------------                                                                       --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.07%
$ 15,000,000      1.750%, 03/23/11 .............................................   $   15,019,947
  11,100,000      2.000%, 01/09/12 .............................................       11,149,550
                                                                                   --------------
                                                                                       26,169,497
                                                                                   --------------
               TOTAL AGENCY DEBENTURES
                  (Cost $72,636,968) ...........................................       73,442,462
                                                                                   --------------
U.S. TREASURY OBLIGATIONS - 34.37%
               UNITED STATES TREASURY NOTES & BONDS - 34.37%
  57,200,000      0.875%, 01/31/11 .............................................       57,077,020
   4,400,000      1.375%, 02/15/12 .............................................        4,395,512
  52,200,000      1.500%, 12/31/13 .............................................       51,119,303
  14,000,000      Zero coupon, 02/15/14 ........................................       12,403,902
   2,300,000      2.625%, 02/29/16 .............................................        2,287,422
      30,000      4.375%, 02/15/38 .............................................           33,084
                                                                                   --------------
               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $128,824,910) ..........................................      127,316,243
                                                                                   --------------
               TOTAL INVESTMENTS - 99.38%
                  (Cost $382,302,037) ..........................................      368,123,669
                                                                                   --------------
               NET OTHER ASSETS AND LIABILITIES - 0.62% ........................        2,308,239
                                                                                   --------------
               NET ASSETS - 100.00% ............................................   $  370,431,908
                                                                                   ==============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at February 28, 2009. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  This security has Sequential collateral.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2009 (UNAUDITED)

                                                                                          ULTRA-SHORT
                                                                             MONEY          DURATION         SHORT
                                                                            MARKET         GOVERNMENT       DURATION
                                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                        --------------   -------------   -------------
ASSETS:
INVESTMENTS:
   Investments at cost ..............................................   $1,908,420,511    $363,118,039    $382,302,037
                                                                        ==============    ============    ============
   Investments at value .............................................   $  675,220,511    $299,176,343    $368,123,669
   Repurchase agreements ............................................    1,233,200,000      64,000,000              --
                                                                        --------------    ------------    ------------
   Total investments ................................................    1,908,420,511     363,176,343     368,123,669
                                                                        --------------    ------------    ------------
Cash ................................................................           48,054         689,033          57,839
RECEIVABLES:
   Interest .........................................................        1,156,875         463,908       1,517,915
   Investment securities sold .......................................        5,999,450          47,501       3,859,632
   Other assets .....................................................          150,716          17,299          24,418
                                                                        --------------    ------------    ------------
   Total Assets .....................................................    1,915,775,606     364,394,084     373,583,473
                                                                        --------------    ------------    ------------
LIABILITIES:
PAYABLES:
   Portfolio units repurchased ......................................        2,500,761              --              --
   Dividends ........................................................          228,837         431,493         735,886
   Investment securities purchased ..................................       31,103,151      64,501,081       2,287,750
   Advisory fees ....................................................           84,052          38,500          49,360
   Administration fees ..............................................           71,936          10,833          14,227
   Accrued expenses .................................................           89,172          59,544          64,342
                                                                        --------------    ------------    ------------
   Total Liabilities ................................................       34,077,909      65,041,451       3,151,565
                                                                        --------------    ------------    ------------
NET ASSETS ..........................................................   $1,881,697,697    $299,352,633    $370,431,908
                                                                        ==============    ============    ============
NET ASSETS CONSIST OF:
Paid-in capital .....................................................   $1,881,696,290    $341,922,942    $397,953,968
Accumulated undistributed (distributions in excess of) net investment
   income ...........................................................              403        (143,515)       (591,586)
Accumulated net realized gain (loss) on investment transactions .....            1,004     (42,485,098)    (12,752,106)
Net unrealized appreciation (depreciation) on investments ...........               --          58,304     (14,178,368)
                                                                        --------------    ------------    ------------
TOTAL NET ASSETS ....................................................   $1,881,697,697    $299,352,633    $370,431,908
                                                                        ==============    ============    ============
Total units outstanding, $0.001 par value (unlimited number
   of units authorized) .............................................    1,881,696,693      31,302,171      39,376,383
                                                                        ==============    ============    ============
Net asset value, offering and redemption price per unit
   (net assets/units outstanding ....................................   $         1.00    $       9.56    $       9.41
                                                                        ==============    ============    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (UNAUDITED)

                                                                                       ULTRA-SHORT
                                                                            MONEY        DURATION       SHORT
                                                                           MARKET       GOVERNMENT     DURATION
                                                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                        ------------   -----------   -----------
INVESTMENT INCOME:
   Interest .........................................................    $5,593,660     $4,286,997   $ 6,483,264
                                                                         ----------     ----------   -----------

EXPENSES:
   Advisory fees ....................................................       843,024        254,830       318,360
   Administration fees ..............................................       512,427         71,900        91,739
   Legal fees .......................................................        57,756         22,364        25,878
   Audit fees .......................................................        21,565         23,974        24,658
   Custody fees .....................................................        27,745         17,002        21,099
   Accounting fees ..................................................       107,443         53,555        61,491
   Compliance fees ..................................................        38,850         13,485        15,666
   Trustees' fees ...................................................        36,207         13,186        16,240
   Printing fees ....................................................        12,149          5,128         4,746
   Transfer agent fees ..............................................        40,205         24,667        23,478
   Registration fees ................................................         4,439          2,492         2,568
   Money market government insurance expense ........................       182,048             --            --
   Other expenses ...................................................        56,566         41,261        50,181
                                                                         ----------     ----------   -----------
   Total operating expenses .........................................     1,940,424        543,844       656,104
                                                                         ----------     ----------   -----------
   Advisory fees waived .............................................      (484,325)            --            --
   Administration fees waived .......................................      (361,797)            --            --
                                                                         ----------     ----------   -----------
   Total expense reductions .........................................      (846,122)            --            --
                                                                         ----------     ----------   -----------
   Net operating expenses ...........................................     1,094,302        543,844       656,104
                                                                         ----------     ----------   -----------
NET INVESTMENT INCOME ...............................................     4,499,358      3,743,153     5,827,160
                                                                         ----------     ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain on Investment Transactions .....................         1,004      2,801,747     8,340,350
   Net Change in Unrealized Appreciation (Depreciation) of
      Investments ...................................................            --        644,516    (9,129,280)
                                                                         ----------     ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............         1,004      3,446,263      (788,930)
                                                                         ----------     ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS: ...............    $4,500,362     $7,189,416   $ 5,038,230
                                                                         ==========     ==========   ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ULTRA-SHORT DURATION
                                                                                                 GOVERNMENT
                                                    MONEY MARKET PORTFOLIO                       PORTFOLIO
                                             ------------------------------------   -----------------------------------
                                             SIX MONTHS ENDED                        SIX MONTHS ENDED
                                             FEBRUARY 28, 2009      YEAR ENDED      FEBRUARY 28, 2009      YEAR ENDED
                                                (UNAUDITED)       AUGUST 31, 2008      (UNAUDITED)      AUGUST 31, 2008
                                             -----------------   ----------------   -----------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income .................    $     4,499,358    $    24,692,844       $  3,743,153      $ 11,111,453
   Net realized gain on investment
      transactions .......................              1,004              2,540          2,801,747           837,943
   Net change in unrealized appreciation
      (depreciation) of investments ......                 --                 --            644,516           382,390
                                              ---------------    ---------------       ------------      ------------
   Net increase in net assets resulting
      from operations ....................          4,500,362         24,695,384          7,189,416        12,331,786
                                              ---------------    ---------------       ------------      ------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ............         (4,499,353)       (24,695,384)        (3,784,026)      (12,488,399)
   From capital ..........................                 --                 --                 --          (254,048)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units ...........      6,300,439,546      7,314,716,313         50,265,698       108,100,001
   Reinvestment of dividends
      and distributions ..................          1,329,164         11,150,181            645,349         3,258,877
   Cost of units repurchased .............     (5,243,477,926)    (6,920,232,579)       (91,267,089)      (57,981,867)
                                              ---------------    ---------------       ------------      ------------
   Net increase (decrease) in net assets
      resulting from unit transactions ...      1,058,290,784        405,633,915        (40,356,042)       53,377,011
                                              ---------------    ---------------       ------------      ------------
   Net change in net assets ..............      1,058,291,793        405,633,915        (36,950,652)       52,966,350
NET ASSETS:
   Beginning of period ...................        823,405,904        417,771,989        336,303,285       283,336,935
   End of period .........................    $ 1,881,697,697    $   823,405,904       $299,352,633      $336,303,285
                                              ===============    ===============       ============      ============
ACCUMULATED UNDISTRIBUTED
   (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME .................    $           403    $           398       $   (143,515)     $   (102,642)
                                              ===============    ===============       ============      ============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ............................      6,300,439,546      7,314,716,313          5,258,143        11,412,752
   Reinvestment of dividends
      and distribution ...................          1,329,164         11,150,181             68,031           343,938
   Units repurchased .....................     (5,243,477,926)    (6,920,232,579)        (9,618,912)       (6,130,627)
                                              ---------------    ---------------       ------------      ------------
   Net increase (decrease) in units
      outstanding ........................      1,058,290,784        405,633,915         (4,292,738)        5,626,063
                                              ===============    ===============       ============      ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                 SHORT DURATION PORTFOLIO
                                           -----------------------------------
                                            SIX MONTHS ENDED
                                           FEBRUARY 28, 2009      YEAR ENDED
                                              (UNAUDITED)      AUGUST 31, 2008
                                           -----------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income ...............     $  5,827,160       $ 14,827,031
   Net realized gain on investment
      transactions .....................        8,340,350          2,765,004
   Net change in unrealized appreciation
      (depreciation) of investments ....       (9,129,280)        (2,717,593)
                                             ------------       ------------
   Net increase in net assets resulting
      from operations ..................        5,038,230         14,874,442
                                             ------------       ------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ..........       (6,171,350)       (16,887,583)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units .........        2,111,730         36,000,000
   Reinvestment of dividends
      and distributions ................          571,996          1,253,897
   Cost of units repurchased ...........       (3,411,290)       (94,194,253)
                                             ------------       ------------
   Net decrease in net assets
      resulting from unit
         transactions ..................         (727,564)       (56,940,356)
                                             ------------       ------------
Net change in net assets ...............       (1,860,684)       (58,953,497)
NET ASSETS:
   Beginning of period .................      372,292,592        431,246,089
   End of period .......................     $370,431,908       $372,292,592
                                             ============       ============
ACCUMULATED UNDISTRIBUTED
   (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ...............     $   (591,586)      $   (247,396)
                                             ============       ============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ..........................          223,662          3,737,318
   Reinvestment of dividends
      and distribution .................           60,924            131,446
   Units repurchased ...................         (364,256)        (9,787,556)
                                             ------------       ------------
   Net decrease in units outstanding ...          (79,670)        (5,918,792)
                                             ============       ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              MONEY MARKET PORTFOLIO
                                                    ------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     FEBRUARY                            YEARS ENDED AUGUST 31,
                                                     28, 2009          -----------------------------------------------------
                                                    (UNAUDITED)           2008       2007       2006       2005       2004
                                                    -----------        ---------   --------   --------   --------   --------
NET ASSET VALUE,
Beginning of period .............................   $     1.00         $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                                    ----------         --------    --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a) ..................         0.01             0.03        0.05       0.04       0.02       0.01
                                                    ----------         --------    --------   --------   --------   --------
   Total income from investment operations ......         0.01             0.03        0.05       0.04       0.02       0.01
                                                    ----------         --------    --------   --------   --------   --------
Less Distributions from:
      Investment income .........................        (0.01)           (0.03)      (0.05)     (0.04)     (0.02)     (0.01)
                                                    ----------         --------    --------   --------   --------   --------
   Total Distributions ..........................        (0.01)           (0.03)      (0.05)     (0.04)     (0.02)     (0.01)
                                                    ----------         --------    --------   --------   --------   --------
NET ASSET VALUE,
   End of period ................................   $     1.00         $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                                    ==========         ========    ========   ========   ========   ========
   Total Return(b) ..............................         0.51%            3.36%       5.33%      4.52%      2.44%      1.01%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ..   $1,881,698         $823,406    $417,772   $256,798   $251,000   $585,631
Ratios to average net assets:
   Expenses net of waivers and reimbursements ...         0.22%(c)(d)      0.19%       0.14%      0.14%      0.13%      0.13%
   Expenses before waivers and reimbursements ...         0.38%(d)         0.37%       0.34%      0.38%      0.32%      0.30%
   Net investment income (net of waivers
      and reimbursements) .......................         0.87%(d)         2.93%       5.20%      4.48%      2.36%      0.99%
   Net investment income (before waivers
      and reimbursements) .......................         0.71%(d)         2.75%       5.00%      4.24%      2.17%      0.82%

----------
(a)  Calculated based on average units outstanding.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The Money Market Portfolio's participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds represented an expense of 0.04% for the period ended February 28, 2009.

(d)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                                                    -----------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED
                                                      FEBRUARY                     YEARS ENDED AUGUST 31,
                                                      28, 2009    ---------------------------------------------------------
                                                    (UNAUDITED)     2008       2007       2006       2005           2004
                                                    -----------   --------   --------   --------   --------      ----------
NET ASSET VALUE,
Beginning of period .............................   $   9.45      $   9.45   $   9.43   $   9.43   $   9.48      $     9.58
                                                    --------      --------   --------   --------   --------      ----------
Income from Investment Operations:
      Net investment income(a)(b) ...............       0.12          0.34       0.43       0.34       0.22            0.20
      Net realized and unrealized gain (loss)
         on investment transactions .............       0.11          0.05       0.06       0.04      (0.01)             --
                                                    --------      --------   --------   --------   --------      ----------
   Total income from investment operations ......       0.23          0.39       0.49       0.38       0.21            0.20
                                                    --------      --------   --------   --------   --------      ----------
Less Distributions from:
      Investment income(b) ......................      (0.12)        (0.38)     (0.47)     (0.38)     (0.26)(c)       (0.30)
      Capital ...................................         --         (0.01)        --         --         --              --
                                                    --------      --------   --------   --------   --------      ----------
   Total Distributions ..........................      (0.12)        (0.39)     (0.47)     (0.38)     (0.26)          (0.30)
                                                    --------      --------   --------   --------   --------      ----------
NET ASSET VALUE,
   End of period ................................   $   9.56      $   9.45   $   9.45   $   9.43   $   9.43      $     9.48
                                                    ========      ========   ========   ========   ========      ==========
   Total Return(d) ..............................       2.50%         4.17%      5.35%      4.12%      2.28%           2.15%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ..   $299,353      $336,303   $283,337   $384,020   $587,858      $1,480,020
Ratios to average net assets:
   Expenses net of waivers and reimbursements ...       0.38%(f)      0.38%      0.35%      0.35%      0.35%           0.34%
   Expenses before waivers and reimbursements ...       0.38%(f)      0.41%      0.39%      0.38%      0.36%           0.34%
   Net investment income (net of waivers
      and reimbursements) .......................       2.60%(f)      3.54%      4.54%      3.57%      2.42%           2.05%
   Net investment income (before waivers
      and reimbursements) .......................       2.60%(f)      3.51%      4.50%      3.54%      2.41%           2.05%
   Portfolio Turnover Rate(e) ...................        138%          162%       107%        52%        68%            148%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Includes amounts less than $0.005 that are distributions from paid-in capital.

(d) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(e) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the six months ended February 28, 2009. Prior years include the effect of mortgage dollar roll transactions, if any.

(f)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            SHORT DURATION PORTFOLIO
                                                    ---------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED
                                                      FEBRUARY                    YEARS ENDED AUGUST 31,
                                                      28, 2009    -------------------------------------------------------
                                                    (UNAUDITED)     2008          2007       2006       2005       2004
                                                    -----------   --------      --------   --------   --------   --------
NET ASSET VALUE,
Beginning of period .............................   $   9.44      $   9.50      $   9.51   $   9.59   $   9.72   $   9.74
                                                    --------      --------      --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ...............       0.15          0.37          0.41       0.37       0.31       0.33
      Net realized and unrealized gain (loss)
         on investment transactions .............      (0.02)        (0.01)         0.03      (0.07)     (0.13)      0.03
                                                    --------      --------      --------   --------   --------   --------
   Total income from investment operations ......       0.13          0.36          0.44       0.30       0.18       0.36
                                                    --------      --------      --------   --------   --------   --------
Less Distributions from:
      Investment income(b) ......................      (0.16)        (0.42)        (0.45)     (0.38)     (0.31)     (0.36)
      Paid-in capital ...........................         --            --            --         --         --      (0.02)
                                                    --------      --------      --------   --------   --------   --------
   Total Distributions ..........................      (0.16)        (0.42)        (0.45)     (0.38)     (0.31)     (0.38)
                                                    --------      --------      --------   --------   --------   --------
NET ASSET VALUE,
   End of period ................................   $   9.41      $   9.44      $   9.50   $   9.51   $   9.59   $   9.72
                                                    ========      ========      ========   ========   ========   ========
      Total Return(c) ...........................       1.37%         3.83%         4.77%      3.25%      1.91%      3.74%
   Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ..   $370,432      $372,293      $431,246   $678,062   $721,650   $792,166
Ratios to average net assets:
   Expenses .....................................       0.36%(e)      0.39%(f)      0.32%      0.32%      0.31%      0.29%
   Net investment income ........................       3.18%(e)      3.88%(f)      4.31%      3.90%      3.19%      3.34%
   Portfolio Turnover Rate(d) ...................        211%          241%          122%       126%       235%       269%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d) There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the six months ended February 28, 2009. Prior years include the effect of mortgage dollar roll transactions, if any.

(e)  Annualized.

(f) Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2009 - (UNAUDITED)

NOTE 1. ORGANIZATION

Trust for Credit Unions (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, "the Portfolios" or individually a "Portfolio"). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. INVESTMENT VALUATION

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios' Board of Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"), which is effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Portfolios have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio's net assets as of February 28, 2009 is as follows:

                                INVESTMENTS IN SECURITIES
                      --------------------------------------------
                                        ULTRA-SHORT
                           MONEY         DURATION         SHORT
                          MARKET        GOVERNMENT      DURATION
VALUATION INPUTS         PORTFOLIO       PORTFOLIO      PORTFOLIO
----------------      --------------   ------------   ------------
Level 1 - Quoted
   Prices .........   $           --   $         --   $         --
Level 2 -
   Significant
   Observable
   Inputs .........    1,908,420,511    363,176,343    368,123,669
Level 3 -
   Significant
   Unobservable
   Inputs .........               --             --             --
                      --------------   ------------   ------------
TOTAL MARKET
   VALUE OF
   INVESTMENTS        $1,908,420,511   $363,176,343   $368,123,669
                      ==============   ============   ============

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. FEDERAL TAXES

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2009 - (UNAUDITED) (CONTINUED)

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities' yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

On July 13, 2006, FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in a Portfolio's NAV calculations as late as the Portfolio's last NAV calculation in the first required financial statement reporting period. As of February 28, 2009, management has evaluated the application of FIN 48 to the Portfolios and has determined that there is no material impact on the Portfolios' financial statements. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

D. EXPENSES

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. WHEN-ISSUED SECURITIES

Consistent with National Credit Union Administration ("NCUA") rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios' records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G. MORTGAGE DOLLAR ROLLS

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios did not enter into mortgage dollar rolls during the six months ended February 28, 2009.

NOTE 3. AGREEMENTS

A. ADVISORY AGREEMENT

Goldman Sachs Asset Management, L.P. ("GSAM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Advisory Agreement (the "Agreement") with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust's Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee ("advisory fee"), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2009 - (UNAUDITED) (CONTINUED)

                                                   CONTRACTUAL
PORTFOLIO                      ASSET LEVEL             RATE
---------              -------------------------   -----------
Money Market           up to $300 million              0.20%
                       in excess of $300 million       0.15
Ultra-Short Duration
   Government and      first $250 million              0.18
   Short Duration(1)   next $250 million               0.16
                       in excess of $500 million       0.14

----------
(1) Advisory fee rate is based on the average net assets of the Ultra-Short Duration Government and Short Duration Portfolios.

Prior to January 14, 2008, GSAM was entitled to an advisory fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                   CONTRACTUAL
PORTFOLIO                      ASSET LEVEL             RATE
---------              -------------------------   -----------
Money Market           up to $300 million              0.20%
                       in excess of $300 million       0.15
Ultra-Short Duration
   Government          All                             0.20
Short Duration         All                             0.20

GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the six months ended February 28, 2009, GSAM waived advisory fees amounting to $484,325

B. ADMINISTRATION AGREEMENT

Callahan Credit Union Financial Services Limited Liability Limited Partnership ("CUFSLP") serves as the Portfolios' administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. ("CFS") serves as a general partner to CUFSLP, which includes 40 major credit unions that are limited partners. PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and PNC are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                         CUFSLP     PNC
PORTFOLIO                  FEE     FEE(1)
---------                ------   -------
Money Market             0.10%     0.02%
Ultra-Short
   Duration Government   0.05      0.02
Short Duration           0.05      0.02

----------
(1) In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.

Effective February 1, 2009, CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to annual percentage rates equal to 0.05% of the first $300 million, 0.04% of the next $700 million, 0.03% of the next $1 billion, and 0.02% over $2 billion of the Portfolio's average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. Prior to February 1, 2009, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. For the six months ended February 28, 2009, CUFSLP waived administration fees amounting to $361,797.

C. OTHER AGREEMENTS

CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses (including, without limitation, fees payable for participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds), exclusive of any custody expense reductions) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the six months ended February 28, 2009, no expenses were required to be reimbursed by CUFSLP under this agreement.

CFS serves as exclusive distributor of units of the Portfolios. For the six months ended February 28, 2009, CFS had not received any compensation for this service.

PNC serves as transfer agent of the Portfolios and receives a fee ("transfer agent fee") from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the six months ended February 28, 2009 were as follows:

                                     ULTRA-SHORT
                                      DURATION         SHORT
                                     GOVERNMENT      DURATION
                                      PORTFOLIO      PORTFOLIO
                                    ------------   ------------
Purchases of U.S. Government
   and agency obligations .......   $347,500,895   $756,547,333
Purchases (excluding U.S.
   Government and agency
   obligations) .................     38,892,490     15,841,484
Sales or maturities of U.S.
   Government and agency
   obligations ..................    196,215,104    750,510,185
Sales or maturities (excluding
   U.S. Government and
   agency obligations) ..........    196,088,168        115,847

NOTE 5. LINE OF CREDIT FACILITY

Effective January 14, 2008, the Ultra-Short Duration Government and Short Duration Portfolios participate in a

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2009 - (UNAUDITED) (CONTINUED)

$10,000,000 committed, unsecured revolving line of credit facility with PNC Bank, National Association (the "Bank"). Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus applicable margin. This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. At a meeting held on January 7, 2009, the Board of Trustees determined not to renew the Bank facility and it terminated on January 13, 2009. For the six months ended February 28, 2009, the Portfolios did not have any borrowings under the Bank facility.

NOTE 6. OTHER MATTERS

Exemptive Order--Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 "Disclosure about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. As of February 28, 2009, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting FAS 161.

NOTE 7. TAX INFORMATION

As of the Portfolios' most recent fiscal year end, August 31, 2008, the Portfolios' capital loss carryforwards and certain timing differences on a tax basis were as follows:

                                    ULTRA-SHORT
                                     DURATION         SHORT
                                    GOVERNMENT      DURATION
                                     PORTFOLIO      PORTFOLIO
                                   ------------   ------------
Timing differences (dividends
   payable and post October
   losses) .....................   $   (748,100)  $ (2,771,956)
Capital loss carryforward(1) ...    (45,115,680)   (19,268,890)

----------
(1) The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

        ULTRA-SHORT
          DURATION        SHORT
        GOVERNMENT       DURATION
       ------------   -------------
2009   $   (139,960)  $        --
2010       (371,560)           --
2011     (2,667,678)           --
2012    (17,778,765)   (4,036,493)
2013    (18,747,166)   (3,835,419)
2014     (3,307,602)   (6,143,309)
2015     (1,903,494)   (5,253,669)
2016       (199,455)           --

There were no significant book to tax differences for the Money Market Portfolio as of August 31, 2008.

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At February 28, 2009, the Portfolios' aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

                             ULTRA-SHORT      SHORT
                              DURATION       DURATION
                             GOVERNMENT     PORTFOLIO
                            ------------   ------------
Tax Cost ................   $363,118,039   $382,302,037
                            ============   ============
Gross unrealized gain ...        934,118      3,539,388
Gross unrealized loss ...       (875,814)   (17,717,756)
                            ------------   ------------
Net unrealized gain .....   $     58,304   $(14,178,368)
                            ============   ============

NOTE 8. CREDIT AND CONCENTRATION RISK

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including Federal National Mortgage Association and Federal Home Loan Mortgage Corp. or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

NOTE 9. TEMPORARY GUARANTEE PROGRAM

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Money Market Portfolio in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the United States Department of the Treasury (the "U.S. Treasury"). On December 4, 2008, the Board of Trustees approved the Money Market Portfolio's continued participation in the Program through April 30, 2009.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2009 - (UNAUDITED) (CONTINUED)

Under the Program, the U.S. Treasury guarantees to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations described below. The guarantee will be triggered if the Money Market Portfolio "breaks the buck," that is, if its net asset value per unit falls below $0.995 (a "Guarantee Event"). For each unitholder of the Money Market Portfolio, the Program provides a guarantee for the lesser of (a) the number of units of the Money Market Portfolio owned by the unitholder at the close of business on September 19, 2008, or (b) the number of units of the Money Market Portfolio owned by the unitholder on the date of the Guarantee Event. Any additional investments made by a unitholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Program only covers the units of investors who were unitholders of the Money Market Portfolio on September 19, 2008.

The Program provides coverage only if a Guarantee Event occurs during the term of the Program. If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any unitholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a unitholder in connection with such liquidation and $1.00 per unit, for any units covered by the guarantee, subject to the overall amount available to all funds participating in the Program.

In liquidation, those units not covered by the Program may receive less than $1.00 per unit. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury's Exchange Stabilization Fund on the date of payment. The Money Market Portfolio bears the expense of its participation in the Program (without regard to any expense limitation currently in effect), and therefore all unitholders bear this expense, irrespective of the extent of their coverage. For the initial term of the Program, the fee for participation was 0.01% of the net asset value of the Money Market Portfolio as of September 19, 2008. For the term of the Program ending April 30, 2009, the fee for participation was 0.015% of the net asset value of the Money Market Portfolio as of September 19, 2008.

On April 9, 2009, the Board of Trustees, after consultation with GSAM, determined to discontinue the participation of the Money Market Portfolio in the Program effective as of the expiration of the current term of the Program on April 30, 2009. If a Guarantee Event occurs after April 30, 2009, neither the Money Market Portfolio nor its unitholders will be entitled to any payment under the Program.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED)

PORTFOLIO EXPENSES - SIX MONTH PERIOD ENDED FEBRUARY 28, 2009

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2008 through February 28, 2009.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

                                                             ULTRA-SHORT DURATION GOVERNMENT
                              MONEY MARKET PORTFOLIO                    PORTFOLIO                  SHORT DURATION PORTFOLIO
                         --------------------------------   --------------------------------   --------------------------------
                                                 EXPENSES                           EXPENSES                           EXPENSES
                                                 PAID FOR                           PAID FOR                           PAID FOR
                         BEGINNING     ENDING       THE     BEGINNING     ENDING       THE     BEGINNING     ENDING      THE
                          ACCOUNT     ACCOUNT    6 MONTHS    ACCOUNT     ACCOUNT    6 MONTHS    ACCOUNT     ACCOUNT    6 MONTHS
                           VALUE       VALUE       ENDED      VALUE       VALUE       ENDED      VALUE       VALUE       ENDED
                          9/1/08      2/28/09    2/28/09*     9/1/08     2/28/09    2/28/09*    9/1/08      2/28/09    2/28/09*
                         ---------   ---------   --------   ---------   ---------   --------   ---------   ---------   --------
Actual                   $1,000.00   $1,005.10    $0.89     $1,000.00   $1,025.00     $1.91    $1,000.00   $1,013.70    $1.80
Hypothetical 5% Return    1,000.00    1,023.90+    0.90      1,000.00    1,022.91+     1.91     1,000.00    1,023.01+    1.81

----------
* Expenses are calculated using each Portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.18%, 0.43% and 0.42% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+ Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

                                      TRUST
                                FOR Credit Unions

TRUSTEES
Rudolf J.Hanley, CHAIRMAN
Stanley Hollen, VICE-CHAIRMAN
James C. Barr
Robert M.Coen
Gary Oakland
Eugene A. O'Rourke
Joe Peek
Wendell A. Sebastian

OFFICERS
Charles W. Filson, PRESIDENT
Jonathan K. Jeffreys, VICE PRESIDENT
Jay E. Johnson, TREASURER
Mary Jo Reilly, SECRETARY
Salvatore Faia, JD, CPA, CHIEF COMPLIANCE OFFICER

ADMINISTRATOR
Callahan Credit Union Financial Services
   Limited Liability Limited Partnership

INVESTMENT ADVISER
Goldman Sachs Asset Management, L.P.,
   an affiliate of Goldman, Sachs & Co.

ADMINISTRATIVE & FUNDACCOUNTING AGENT/TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.

DISTRIBUTOR
Callahan Financial Services,Inc.

INDEPENDENT AUDITOR
Ernst & Young LLP

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) TRUST FOR CREDIT UNIONS

By (Signature and Title)*  /S/ CHARLES W. FILSON
                         -------------------------------------------------------
                           Charles W. Filson, President
                           (principal executive officer)

Date     APRIL 22, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CHARLES W. FILSON
                         -------------------------------------------------------
                           Charles W. Filson, President
                           (principal executive officer)

Date     APRIL 22, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ JAY JOHNSON
                         -------------------------------------------------------
                           Jay Johnson, Treasurer
                           (principal financial officer)

Date     APRIL 24, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.